Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2007

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            26463

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             3026
	    Class C            11893
	    Class Y		2955


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 29.16

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.52
	    Class C           $ 26.68
	    Class Y           $ 30.02


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  456

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  212
	    Class C	      $  121
	    Class Y	      $    8

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.11

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.09
    	    Class C	      $ 0.09
	    Class Y	      $ 0.11

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             4324

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2144
	    Class C             1485
	    Class Y		  65


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.49

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.48
	    Class C           $ 5.49
	    Class Y           $ 5.54


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 11813

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  558
	    Class C	      $  170
	    Class Y	      $    2

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.024

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.024
    	    Class C	      $ 0.024
   	    Class Y	      $ 0.024


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      511462

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            25367
	    Class C            10147
	    Class Y               84

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
	    Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             16659

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 1719
	    Class C              2092
	    Class Y		  200


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 49.83

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 44.74
	    Class C           $ 45.55
	    Class Y           $ 50.81


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2547

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  164
	    Class C	      $  371
	    Class Y	      $  413

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.16

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.10
    	    Class C	      $ 0.10
	    Class Y	      $ 0.18

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            18500

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        1714
	    Class C             4800
	    Class Y		3060

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 31.37

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 30.98
	    Class C           $ 31.44
	    Class Y           $ 31.52


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  2139

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    86
	    Class C	      $   206
	    Class Y	      $   356

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.17

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.08
    	    Class C	      $ 0.08
	    Class Y	      $ 0.22

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            12611

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              984
	    Class C             2386
	    Class Y		1605

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 44.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 43.66
	    Class C           $ 44.05
	    Class Y           $ 44.41